SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 24, 2003

Savient Pharmaceuticals, Inc.

(Exact name of issuer as specified in its charter)

Delaware	0-15313	13-3033811
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)	Identification No.)

One Tower Center, 14th Floor
East Brunswick, New Jersey	08816
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 418-9300

None.
(Former Name or Former Address, if Changed Since Last Report.)

ITEM 5.                                                     OTHER EVENTS AND REQUIRED FD DISCLOSURE.

On December 24, 2003, Savient Pharmaceuticals, Inc. issued the press release filed herewith as Exhibit 99.1

ITEM 7.                                                     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND   EXHIBITS.

(c)                                  Exhibits.

99.1                           Press release issued by Saveint Pharmaceuticals, Inc. on December 24, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SAVIENT PHARMACEUTICALS, INC.
(Registrant)

	By:	/s/ Sim Fass
Sim Fass
Chairman and Chief Executive Officer

Dated: December 24, 2003